                                                                    Exhibit 99.1

TRANSATLANTIC HOLDINGS, INC. ANNOUNCES RECORD NET INCOME FOR THE YEAR AND FOURTH QUARTER

New York--(BUSINESS WIRE)--Feb. 11, 2004- Transatlantic Holdings, Inc. (NYSE:
TRH) today reported that its net income for 2003 increased 79.3 percent to $303.6 million, or $5.75 per common share (diluted), compared to $169.3 million, or $3.21 per common share (diluted), in 2002. Net income for 2002 includes a fourth quarter 2002 charge related to an increase in net loss reserves of $100 million, or $65.0 million, net of tax, as further discussed below. Net income for the fourth quarter of 2003 increased to $84.9 million, or $1.61 per common share (diluted), compared to a net loss of ($6.4) million, or ($0.12) per common share (diluted), in the same prior year period. Net loss for the fourth quarter of 2002 also includes the aforementioned fourth quarter increase in net loss reserves of $100 million, or $65.0 million, net of tax.

"Strong fourth quarter results capped a record year in 2003 for Transatlantic," said Robert F. Orlich, President and Chief Executive Officer. "Each of our major geographic areas contributed significantly to the all-time highs reached in net income, net premiums written and operating cash flow.

"We expect worldwide market conditions to remain favorable in 2004 -- with customers continuing to emphasize a strong bias towards reinsurers, like Transatlantic, that are stable, consistent in their approach, and that earn superior financial strength ratings."

For 2003, income before income taxes amounted to $386.7 million versus $188.3 million in 2002. Income before income taxes in 2002 includes pre-tax losses of $100 million related to a fourth quarter increase in net loss reserves associated with losses principally occurring between 1998 and 2000 in certain casualty lines. Also included in the years' results are pre-tax realized capital gains (losses) of $9.9 million and ($6.0) million in 2003 and 2002, respectively.

For the fourth quarter of 2003, income before income taxes increased to $105.6 million versus a loss before income taxes of ($32.3) million in the fourth quarter of 2002. The fourth quarter 2002 loss before income taxes includes pre-tax losses of $100 million as discussed in the paragraph immediately above. Also included in the quarters' results are pre-tax realized capital gains (losses) of $3.2 million and ($6.3) million for the fourth quarters of 2003 and 2002, respectively.

Net premiums written for 2003 increased 33.6 percent to $3.34 billion from $2.50 billion reported in the prior year. For the fourth quarter of 2003, net premiums written increased 32.2 percent to $868.9 million from $657.4 million in the same prior year period. International business represented 44.9 percent of net premiums written for 2003 versus 45.5 percent for 2002.

For 2003, the combined ratio was 96.5 versus 102.3 for the prior year. For the fourth quarter of 2003, the combined ratio was 96.0 versus 114.0 in the comparable year ago period. The aforementioned fourth quarter increase in net loss reserves added 4.2 and 16.0 to the year 2002 and fourth quarter 2002 combined ratios, respectively. TRH's combined ratio represents the sum of the ratio of net losses and loss adjustment expenses divided by net premiums earned (loss and loss adjustment expense ratio) and the ratio of the sum of net commissions and other underwriting expenses divided by net premiums written (underwriting expense ratio). Net loss and loss adjustment expense reserves (which represent unpaid losses and loss adjustment expenses, net of reinsurance recoverable thereon) rose $273.2 million during the 2003 fourth quarter, bringing the amount of such reserves to $4.0 billion at December 31, 2003. The combined ratio and its components, as well as net loss and loss adjustment expense reserves as noted above, are presented in accordance with principles prescribed or permitted by insurance regulatory authorities as these are standard measures in the insurance and reinsurance industries.

Net investment income for 2003 totaled $271.0 million, an increase of 7.5 percent over $252.0 million reported in the prior year. For the fourth quarter of 2003, net investment income totaled $69.4 million, an increase of 11.6 percent over $62.2 million reported in the comparable year ago period. At December 31, 2003, investments and cash totaled $6.9 billion.

At December 31, 2003, TRH's consolidated assets and stockholders' equity were $8.7 billion and $2.4 billion, respectively. Book value per common share was $45.30.

In the fourth quarter of 2003, the Board of Directors declared a dividend of $0.11 per common share to stockholders of record as of March 5, 2004, payable on March 19, 2004.

Visit -- www.transre.com -- for additional information about TRH.

Caution concerning forward-looking statements:

This press release contains forward-looking statements within the meaning of the U.S. federal securities laws. These forward-looking statements are based on assumptions and opinions concerning a variety of known and unknown risks. In addition, please refer to TRH's Annual Report on Form 10-K for the year ended December 31, 2002 and its Quarterly Reports on Form 10-Q for each of the first three quarters of 2003 for a description of the business environment in which TRH operates and the important factors, risks and uncertainties that may affect its business and financial results. If any assumptions or opinions prove incorrect, any forward-looking statements made on that basis may also prove materially incorrect. TRH is not under any obligation to (and expressly disclaims any such obligations to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Transatlantic Holdings, Inc. (TRH) is a leading international reinsurance organization headquartered in New York, with operations also based in Chicago, Toronto, Miami (serving Latin America and the Caribbean), Buenos Aires, Rio de Janeiro, London, Paris, Zurich, Warsaw, Johannesburg, Sydney, Hong Kong, Shanghai and Tokyo. TRH has consolidated assets of $8.7 billion and stockholders' equity of $2.4 billion. Its subsidiaries, Transatlantic Reinsurance Company (TRC), Putnam Reinsurance Company and Trans Re Zurich are rated "A++ (Superior)," the highest rating classification, by A.M. Best Company. Moody's Investors Service has assigned an insurance financial strength rating of Aa1 ("Excellent") to TRC. Standard & Poor's has assigned an insurer financial strength rating of "AA" to TRC, Putnam and Trans Re Zurich. These subsidiaries offer reinsurance capacity on both a treaty and facultative basis -- structuring traditional and non-traditional programs for a full range of property and casualty products, with an emphasis on specialty risks.

Consolidated financial data and the consolidated statistical supplement follow. The consolidated financial data is principally in the form of our consolidated financial statements presented in accordance with accounting principles generally accepted in the United States of America (GAAP basis). The consolidated statistical supplement, which management believes is useful to readers of this earnings release, generally presents components of or additional information about the consolidated financial data. However, the ratios at the bottom of the Statement of Operations Data, and statutory surplus of Transatlantic Reinsurance Company, the primary operating subsidiary of TRH, are presented in accordance with principles prescribed or permitted by insurance regulatory authorities as these are standard measures in the insurance and reinsurance industries.

                  Transatlantic Holdings, Inc. and Subsidiaries
                           Consolidated Financial Data

                                        Twelve Months Ended
                                            December 31,
                                      -----------------------
                                         2003         2002      Change
                                      ----------   ----------   ------
                                       (in thousands, except
                                          per share data)
Statement of Operations Data:
Revenues:
   Net premiums written               $3,341,077   $2,500,159    33.6%
   Increase in net
      unearned premiums                 (169,851)    (130,707)
                                      ----------   ----------
   Net premiums earned                 3,171,226    2,369,452    33.8
   Net investment income                 270,972      252,026     7.5
   Realized net capital
      gains (losses)                       9,942       (5,951)
                                      ----------   ----------
                                       3,452,140    2,615,527
                                      ----------   ----------
Expenses:
   Net losses and loss
      adjustment expenses              2,233,447    1,796,352
   Net commissions                       804,680      607,539
   Other underwriting expenses            65,525       55,040
   Increase in deferred
      acquisition costs                  (40,645)     (31,821)
   Other deductions
      (income), net                        2,459           97
                                      ----------   ----------
                                       3,065,466    2,427,207
                                      ----------   ----------

Income (loss) before
   income taxes                          386,674      188,320   105.3
Income taxes (benefits)                   83,030       19,002
                                      ----------   ----------
Net income (loss)                     $  303,644   $  169,318    79.3
                                      ==========   ==========

Net income (loss) per common share:
   Basic                              $     5.79   $     3.24    79.0
   Diluted                                  5.75         3.21    79.3

Dividends per common share                 0.430        0.396     8.6

Weighted average common
   shares outstanding:
   Basic                                  52,406       52,302
   Diluted                                52,762       52,755

Ratios:
   Loss and loss adjustment
      expense                               70.4         75.8
   Underwriting expense                     26.1         26.5
   Combined                                 96.5        102.3

                                        Three Months Ended
                                           December 31,
                                      ---------------------
                                         2003       2002      Change
                                       --------   --------    ------
                                      (in thousands, except
                                          per share data)

Statement of Operations Data:
Revenues:
   Net premiums written                $868,891   $657,371     32.2%
   Increase in net
      unearned premiums                 (16,254)   (33,096)
                                       --------   --------
   Net premiums earned                  852,637    624,275     36.6
   Net investment income                 69,388     62,164     11.6
   Realized net capital
      gains (losses)                      3,172     (6,320)
                                       --------   --------
                                        925,197    680,119
                                       --------   --------
Expenses:
   Net losses and loss
      adjustment expenses               608,734    539,443
   Net commissions                      196,373    167,086
   Other underwriting expenses           17,723     14,320
   Increase in deferred
      acquisition costs                  (3,887)    (8,269)
   Other deductions
      (income), net                         613       (126)
                                       --------   --------
                                        819,556    712,454
                                       --------   --------

Income (loss) before
   income taxes                         105,641    (32,335)      --
Income taxes (benefits)                  20,783    (25,950)
                                       --------   --------
Net income (loss)                      $ 84,858    ($6,385)      --
                                       ========   ========

Net income (loss) per common share:
   Basic                               $   1.62     ($0.12)      --
   Diluted                                 1.61      (0.12)      --

Dividends per common share                0.110      0.100     10.0

Weighted average common
   shares outstanding:
   Basic                                 52,434     52,336
   Diluted                               52,842     52,336

Ratios:
   Loss and loss adjustment
      expense                              71.4       86.4
   Underwriting expense                    24.6       27.6
   Combined                                96.0      114.0

                 Transatlantic Holdings, Inc. and Subsidiaries
                           Consolidated Financial Data
                        As of December 31, 2003 and 2002

                                                       2003         2002
                                                    ----------   ----------
                                               (in thousands, except share data)
Balance Sheet Data:
                  ASSETS
Investments and cash:
   Fixed maturities:
      Held to maturity, at amortized
         cost (market value: 2003-$634,768)         $  622,620   $       --
      Available for sale, at market value
         (amortized cost: 2003-$4,591,165;
         2002-$4,181,354) (pledged, at
         market value: 2003-$426,536;
         2002-$327,305)                              4,780,919    4,361,489
   Equities:
      Common stocks available for sale,
         at market value (cost: 2003-
         $495,378; 2002-$477,738) (pledged,
         at market value: 2003-$47,999;
         2002-$13,421)                                 555,255      433,670
      Nonredeemable preferred stocks
         available for sale, at market value
         (cost: 2003-$29,310; 2002-$26,205)             29,131       26,199
   Other invested assets                               183,773      278,311
   Short-term investment of funds received
      under securities loan agreements                 485,869      347,647
   Short-term investments, at cost
      which approximates market value                   26,711       12,812
   Cash and cash equivalents                           182,887      127,402
                                                    ----------   ----------
         Total investments and cash                  6,867,165    5,587,530
Accrued investment income                              103,646       80,658
Premium balances receivable, net                       408,029      350,214
Reinsurance recoverable on paid and unpaid
   losses and loss adjustment expenses:
      Affiliates                                       204,016      191,704
      Other                                            665,897      625,884
Deferred acquisition costs                             173,612      132,967
Prepaid reinsurance premiums                            75,515       65,809
Federal income tax recoverable                           7,503       51,199
Deferred income taxes                                  165,670      170,822
Other assets                                            36,705       29,738
                                                    ----------   ----------
         Total assets                               $8,707,758   $7,286,525
                                                    ==========   ==========

      LIABILITIES AND STOCKHOLDERS' EQUITY

Unpaid losses and loss
   adjustment expenses                              $4,805,498   $4,032,584
Unearned premiums                                      917,355      707,916
Reinsurance balances payable                            50,387      109,082
Payable under securities loan agreements               485,869      347,647
Payable for securities in course of
   settlement                                           13,067       25,352
Other liabilities                                       58,995       33,177
                                                    ----------   ----------
         Total liabilities                           6,331,171    5,255,758
                                                    ----------   ----------

Preferred Stock, $1.00 par value; shares
   authorized: 5,000,000                                    --           --
Common Stock, $1.00 par value; shares
   authorized: 100,000,000; shares issued:
   2003-53,332,678; 2002-53,225,149                     53,333       53,225
Additional paid-in capital                             196,645      192,141
Accumulated other comprehensive income                 120,770       60,644
Retained earnings                                    2,020,282    1,739,200
Treasury Stock, at cost;
   864,200 shares of common stock                      (14,443)     (14,443)
                                                    ----------   ----------
         Total stockholders' equity                  2,376,587    2,030,767
                                                    ----------   ----------
         Total liabilities and
            stockholders' equity                    $8,707,758   $7,286,525
                                                    ==========   ==========

                  Transatlantic Holdings, Inc. and Subsidiaries
                           Consolidated Financial Data

                                               Twelve Months Ended
                                                    December 31,
                                            -------------------------
                                               2003          2002
                                            -----------   -----------
                                                  (in thousands)
Cash Flow Data:

Net cash provided by
   operating activities                     $   921,051   $   597,964
                                            -----------   -----------
Cash flows from investing activities:
   Proceeds of fixed maturities available
      for sale sold                             676,701     1,071,013
   Proceeds of fixed maturities available
      for sale redeemed or matured              337,296       296,357
   Proceeds of equities sold                    610,199       655,436
   Purchase of fixed maturities held
      to maturity                              (623,953)           --
   Purchase of fixed maturities available
      for sale                               (1,310,482)   (1,881,681)
   Purchase of equities                        (639,294)     (695,699)
   Net sale (purchase) of other
      invested assets                           106,885       (23,948)
   Net (purchase) sale of short-term
      investment of funds received under
      securities loan agreements               (138,222)       85,111
   Net purchase of short-term investments        (8,891)      (10,250)
   Change in payable for securities
      in course of settlement                   (12,285)       (6,989)
   Other, net                                     3,322        14,693
                                            -----------   -----------
      Net cash used in
         investing activities                  (998,724)     (495,957)
                                            -----------   -----------
Cash flows from financing activities:
   Net funds received (disbursed) under
      securities loan agreements                138,222       (85,111)
   Dividends to stockholders                    (22,012)      (20,505)
   Proceeds from common stock issued              3,572         3,003
   Other                                             --        (1,739)
                                            -----------   -----------
      Net cash provided by (used in)
         financing activities                   119,782      (104,352)
                                            -----------   -----------
Effect of exchange rate changes on cash
   and cash equivalents                          13,376         5,533
                                            -----------   -----------
      Change in cash and cash equivalents        55,485         3,188
Cash and cash equivalents, beginning of
   period                                       127,402       124,214
                                            -----------   -----------
      Cash and cash equivalents, end of
         period                             $   182,887   $   127,402
                                            ===========   ===========

                                              Three Months Ended
                                                 December 31,
                                            ---------------------
                                               2003        2002
                                            ---------   ---------
                                                (in thousands)
Cash Flow Data:

Net cash provided by
   operating activities                     $ 239,371   $ 162,219
                                            ---------   ---------

Cash flows from investing activities:
   Proceeds of fixed maturities available
      for sale sold                            65,483     248,241
   Proceeds of fixed maturities available
      for sale redeemed or matured             45,425      13,755
   Proceeds of equities sold                  166,149     178,574
   Purchase of fixed maturities held
      to maturity                             (89,226)         --
   Purchase of fixed maturities available
      for sale                               (263,867)   (476,945)
   Purchase of equities                      (168,648)   (172,914)
   Net sale (purchase) of other
      invested assets                          43,780     320,333
   Net (purchase) sale of short-term
      investment of funds received under
      securities loan agreements             (165,284)     20,010
   Net purchase of short-term investments     (10,873)     (1,911)
   Change in payable for securities
      in course of settlement                 (38,203)   (274,374)
   Other, net                                   2,166        (182)
                                            ---------   ---------
      Net cash used in
         investing activities                (413,098)   (145,413)
                                            ---------   ---------
Cash flows from financing activities:
   Net funds received (disbursed) under
      securities loan agreements              165,284     (20,010)
   Dividends to stockholders                   (5,768)     (5,235)
   Proceeds from common stock issued            1,155       1,208
   Other                                           --          --
                                            ---------   ---------
      Net cash provided by (used in)
         financing activities                 160,671     (24,037)
                                            ---------   ---------
Effect of exchange rate changes on cash
   and cash equivalents                         9,869         571
                                            ---------   ---------
      Change in cash and cash equivalents      (3,187)     (6,660)
Cash and cash equivalents, beginning of
   period                                     186,074     134,062
                                            ---------   ---------
      Cash and cash equivalents, end of
         period                             $ 182,887   $ 127,402
                                            =========   =========

                  Transatlantic Holdings, Inc. and Subsidiaries
                           Consolidated Financial Data

                                                Twelve Months Ended
                                                    December 31,
                                                -------------------
                                                  2003       2002
                                                --------   --------
                                                   (in thousands)
Comprehensive Income (Loss) Data:

Net income (loss)                               $303,644   $169,318
                                                --------   --------

Other comprehensive income:
   Net unrealized appreciation
      (depreciation) of investments:
         Net unrealized holding
            gains (losses)                       123,328     11,685
         Related income tax effect               (43,165)    (4,090)
         Reclassification adjustment for
            (gains) losses included in net
            income (loss)                         (9,942)     5,951
         Related income tax effect                 3,480     (2,083)
                                                --------   --------
                                                  73,701     11,463
                                                --------   --------

   Net unrealized currency translation
      (loss) gain                                (20,885)    32,916
   Related income tax effect                       7,310    (11,338)
                                                --------   --------
                                                 (13,575)    21,578
                                                --------   --------

Other comprehensive income                        60,126     33,041
                                                --------   --------

Comprehensive income (loss)                     $363,770   $202,359
                                                ========   ========

                                                            Three Months Ended
                                                               December 31,
                                                           -------------------
                                                             2003       2002
                                                           --------   --------
                                                              (in thousands)
Comprehensive Income (Loss) Data:

Net income (loss)                                          $ 84,858   $ (6,385)
                                                           --------   ---------
Other comprehensive income:
   Net unrealized appreciation (depreciation) of
      investments:
         Net unrealized holding gains (losses)               46,718    (21,320)
         Related income tax effect                          (16,351)     7,462
         Reclassification adjustment for (gains) losses
             included in net income (loss)                   (3,172)     6,320
         Related income tax effect                            1,110     (2,212)
                                                           --------   ---------
                                                             28,305     (9,750)
                                                           --------   ---------

   Net unrealized currency translation (loss) gain          (29,103)    16,014
   Related income tax effect                                 10,187     (5,605)
                                                           --------   ---------
                                                            (18,916)    10,409
                                                           --------   ---------

Other comprehensive income                                    9,389        659
                                                           --------   ---------

Comprehensive income (loss)                                $ 94,247   $ (5,726)
                                                           ========   ========

                  Transatlantic Holdings, Inc. and Subsidiaries
                       Consolidated Statistical Supplement

                                                     Twelve Months Ended
                                                          December 31,
                                                   -----------------------
                                                      2003         2002
                                                   ----------   ----------
                                                    (dollars in thousands)
Supplemental Premium Data:

Net premiums written by office:

   Domestic                                        $1,840,787   $1,362,607
                                                   ----------   ----------
   International:

      Europe:
         London                                       690,104      527,346
         Paris                                        205,238      150,859
         Zurich                                       269,179      170,441
                                                   ----------   ----------
                                                    1,164,521      848,646
                                                   ----------   ----------
      Other:
         Toronto                                       64,705       54,008
         Miami (Latin America and the Caribbean)      147,279      133,341
         Hong Kong                                     76,797       66,926
         Tokyo                                         46,988       34,631
                                                   ----------   ----------
                                                      335,769      288,906
                                                   ----------   ----------

   Total international                              1,500,290    1,137,552
                                                   ----------   ----------

Total net premiums written                         $3,341,077   $2,500,159
                                                   ==========   ==========

Other net premiums written data (estimated):
   Treaty                                                96.4%        95.4%
   Facultative                                            3.6          4.6
                                                   ----------   ----------
                                                        100.0%       100.0%
                                                   ==========   ==========

   Property                                              26.5%        26.1%
   Casualty                                              73.5         73.9
                                                   ----------   ----------
                                                        100.0%       100.0%
                                                   ==========   ==========

Total gross premiums written                       $3,637,909   $2,927,257
                                                   ==========   ==========
Source of gross premiums written:
   Affiliates                                            17.4%        13.5%
   Other                                                 82.6         86.5
                                                   ----------   ----------
                                                        100.0%       100.0%
                                                   ==========   ==========

                                                     Three Months Ended
                                                        December 31,
                                                   ----------------------
                                                      2003       2002
                                                   ---------   ----------
                                                   (dollars in thousands)
Supplemental Premium Data:

Net premiums written by office:

   Domestic                                         $465,162   $357,581
                                                    --------   --------
   International:

      Europe:
         London                                      186,110    141,609
         Paris                                        53,085     38,453
         Zurich                                       75,767     38,798
                                                    --------   --------
                                                     314,962    218,860
                                                    --------   --------
      Other:
         Toronto                                      18,694     17,370
         Miami (Latin America and the Caribbean)      36,469     34,779
         Hong Kong                                    17,956     18,762
         Tokyo                                        15,648     10,019
                                                    --------   --------
                                                      88,767     80,930
                                                    --------   --------

   Total international                               403,729    299,790
                                                    --------   --------

Total net premiums written                          $868,891   $657,371
                                                    ========   ========

Other net premiums written data (estimated):
   Treaty                                               98.3%      97.6%
   Facultative                                           1.7        2.4
                                                    --------   --------
                                                       100.0%     100.0%
                                                    ========   ========

   Property                                             31.5%      37.9%
   Casualty                                             68.5       62.1
                                                    --------   --------
                                                       100.0%     100.0%
                                                    ========   ========

Total gross premiums written                        $876,251   $742,574
                                                    ========   ========
Source of gross premiums written:
   Affiliates                                           15.4%      16.7%
   Other                                                84.6       83.3
                                                    --------   --------
                                                       100.0%     100.0%
                                                    ========   ========

                  Transatlantic Holdings, Inc. and Subsidiaries
                       Consolidated Statistical Supplement

                                                           Twelve Months Ended
                                                              December 31,
                                                         -----------------------
                                                            2003         2002
                                                         ----------   ----------
                                                             (in thousands)
Supplemental Statement of Operations Data:

Components of net losses and loss adjustment expenses:

   Paid losses and loss adjustment
      expenses, net of reinsurance recovered             $1,534,933   $1,447,333
   Change in unpaid losses and loss
      adjustment expenses, net of
      reinsurance recoverable thereon                       698,514      349,019
                                                         ----------   ----------
                                                         $2,233,447   $1,796,352
                                                         ==========   ==========

                                                         Three Months Ended
                                                             December 31,
                                                         -------------------
                                                           2003       2002
                                                         --------   --------
                                                             (in thousands)
Supplemental Statement of Operations Data:

Components of net losses and loss adjustment expenses:

   Paid losses and loss adjustment
      expenses, net of reinsurance recovered             $335,506   $367,638
   Change in unpaid losses and loss
      adjustment expenses, net of
      reinsurance recoverable thereon                     273,228    171,805
                                                         --------   --------
                                                         $608,734   $539,443
                                                         ========   ========

Supplemental Investment Data:

                                             December 31, 2003
                                          ----------------------
                                            Amount      Percent
                                          ----------   ---------
                                          (dollars in thousands)
Investments by category:

   Fixed maturities held to
      maturity (at amortized cost):
         Domestic and foreign municipal   $  622,620       9.3%
                                          ----------     -----

   Fixed maturities available for
      sale (at market value):
         Corporate                         1,058,954      15.8
         U.S. Government and government
            agency                           279,498       4.2
         Foreign government                  141,274       2.1
         Domestic and foreign municipal    3,301,193      49.4
                                          ----------     -----
                                           4,780,919      71.5
                                          ----------     -----

   Total fixed maturities                  5,403,539      80.8

   Preferred stocks                           29,131       0.4
   Common stocks                             555,255       8.3
   Other invested assets                     183,773       2.8
   Short-term investment of funds
      received under securities
      loan agreements                        485,869       7.3
   Short-term investments                     26,711       0.4
                                          ----------     -----
      Total investments                   $6,684,278     100.0%
                                          ==========     =====

                  Transatlantic Holdings, Inc. and Subsidiaries
                       Consolidated Statistical Supplement

Supplemental Investment Data: (continued)

Fixed maturities portfolio data:

                                          Held to   Available
   Ratings as of December 31, 2003:      Maturity    for Sale   Total
                                         --------   ---------   -----
      Aaa                                   6.6%      51.6%      58.2%
      Aa                                    4.0       31.0       35.0
      A                                     0.9        5.0        5.9
      Baa                                    --        0.3        0.3
      Ba                                     --        0.2        0.2
      B                                      --        0.2        0.2
      Not rated                              --        0.2        0.2
                                           ----       ----      -----
         Total                             11.5%      88.5%     100.0%
                                           ====       ====      =====

   Duration as of December 31, 2003   5.3 years

                               Twelve Months Ended
                                   December 31,
                               -------------------
                                 2003       2002
                               --------   --------
Pre-tax yield on fixed
   maturity portfolio (a)         4.6%       5.1%

Effective tax rate on
   net investment income (b)     18.8%      18.4%

                                Three Months Ended
                                   December 31,
                               -------------------
                                 2003       2002
                               --------   --------
Pre-tax yield on fixed
   maturity portfolio (a)         4.5%       4.8%

Effective tax rate on
   net investment income (b)     21.6%      17.0%

(a) Represents annualized pre-tax net investment income from fixed maturities for the periods indicated divided by the average balance sheet carrying value of the fixed maturity portfolio for such periods.

(b) Represents the portion of income tax expense related to net investment income divided by net investment income.

Other Data:                          (Estimated)
                                     December 31,   December 31,
                                         2003           2002
                                     ------------   ------------
                                           (in thousands)
Statutory surplus of Transatlantic
   Reinsurance Company                $1,856,656     $1,545,944

----------
Contact:
   Transatlantic Holdings, Inc., New York
   Steven S. Skalicky
   212/770-2040